PREPAID EXPENSES AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Mar. 31, 2024
Prepaid Expenses And Other Receivables
Prepaid clinical research costs		$ 1,924
Refund from Parexel	552
Prepaid insurance	249	575
Tax deposits	63	64
Other prepaid expenses	26	65
Other receivables	18	39
Security deposit on office lease expiring in May 2025	14
Total prepaid expenses and other receivables	$ 922	$ 2,667